SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     January 9, 1997
                                                --------------------------------


                        FIRSTCITY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


Delaware                            1-7614                          76-0243729
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION                    (IRS EMPLOYER
OF INCORPORATION)                FILE NUMBER)              IDENTIFICATION NO.)


6400 Imperial Drive, Waco, TX                                            76712
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


Registrant's telephone number, including area code               (817) 751-1750
                                                    ----------------------------


--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

            On January 9, 1997, FirstCity Financial Corporation and Harbor Financial Group jointly announced that they had executed a Letter of Intent to merge the two companies. A copy of the press release containing such announcement is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

            The Exhibit Index at page 4 is incorporated herein by reference.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRSTCITY FINANCIAL CORPORATION

                                          /s/ James T. Sartain
                                          -----------------------------
                                          James T. Sartain, President


Date:  January 17, 1997

                                 EXHIBIT INDEX



Exhibit Number                       Exhibit                       Page Number
--------------                       -------                       -----------

99.1                Press Release, dated January 9, 1997.